EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-3 (File No. 333-30378) and Form S-8 (File No. 333-60791) of WestCoast Hospitality Corporation and subsidiaries of our report dated February 1, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Spokane, Washington
March 28, 2001